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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) March 23, 2001
                                     --------------



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
            ------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)


   Delaware                             333-87441                  13-3789046
------------------------------    ---------------------      -----------------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
      Incorporation)                                        Identification No.)

                                60 Wall Street
                           New York, New York 10260
                           -------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------


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Item 5.       Other Events
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Filing of Computational Materials.
---------------------------------

         In connection with the proposed offering of J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2001-CIBC1, J.P. Morgan, a division of Chase Securities Inc., CIBC World Markets Corp., Deutsche Banc Alex. Brown and Morgan Stanley & Co. Incorporated (together, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.

         Item 7.  Financial Statements, Pro Forma Financial Information and
         ------   Exhibits.
                  --------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

               Exhibit No                                    Description
               ----------                                    ------------

                   99                                  Computational Materials
                                                        Filed on Form SE dated
                                                             March 26, 2001

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                     SECURITIES CORP.




                                By   /s/ Bianca A. Russo
                                     -------------------
                                     Name:     Bianca A. Russo
                                     Title:    Vice President



Dated:   March 26, 2001

                                 Exhibit Index
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                   Exhibit                                         Page

99             Computational Materials                               6
               Filed on Form SE dated
               March 26, 2001

             IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE
              COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                  EXHIBIT 99

                            COMPUTATIONAL MATERIALS

                                      for

            J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

             Mortgage Pass-Through Certificates, Series 2001-CIBC1